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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                NOVEMBER 12, 2001

                                DEVX ENERGY, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       0-21179                          75-2615565
(State of incorporation)        (Commission File No.)        (IRS Employer Identification No.)

                           13760 NOEL ROAD, SUITE 1030
                            DALLAS, TEXAS 75240-7336
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 233-9906

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ITEM 5. OTHER EVENTS

         On November 12, 2001, DevX Energy, Inc. (the "Company") entered into an
Agreement and Plan of Merger (the "Merger Agreement") with Comstock Resources,
Inc., a Nevada corporation ("Comstock"), Comstock Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Comstock ("Holdings"), and Comstock
Acquisition Inc, a Delaware corporation and a wholly owned subsidiary of Holdings (the "Purchaser"), pursuant to which Purchaser agreed to acquire all of the issued and outstanding shares of common stock of the Company for $7.32 per share cash. The acquisition will be effected by a first step cash tender offer
(the "Offer") for all of the Company's issued and outstanding common stock. The tender offer is expected to commence on November 15, 2001, or as soon thereafter as practicable, and to remain open for at least 20 business days. The Offer will be followed by a merger in which shareholders whose shares are not acquired in the tender offer will receive $7.32 per share in cash (the "Merger"). In the Merger, the Purchaser will be merged with and into the Company and the Company will become a wholly owned subsidiary of Holdings. The Offer is conditioned upon, among other things, there having been validly tendered and not withdrawn prior to the expiration date greater than 50% of the number of then outstanding shares (including all shares issuable upon the exercise of then-outstanding option or warrants to purchase shares).

         This Form 8-K contains statements which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may result in either the Offer or the Merger not being consummated. These risks include satisfaction of the conditions to the consummation of the Offer and the Merger. In addition, either party may terminate the Merger Agreement upon certain events set forth in the Merger Agreement.

         INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ BOTH THE
TENDER OFFER STATEMENT ON SCHEDULE TO AND THE SOLICITATION/RECOMMENDATION
STATEMENT ON SCHEDULE 14D-9 REGARDING THE TENDER OFFER REFERRED TO HEREIN, WHEN
THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. COMSTOCK
WILL FILE THE TENDER OFFER STATEMENT AND THE COMPANY WILL FILE THE
SOLICITATION/RECOMMENDATION STATEMENT WITH THE SECURITIES AND EXCHANGE
COMMISSION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THESE
STATEMENTS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY THE COMPANY AND
COMSTOCK AT THE SEC'S WEB SITE AT WWW.SEC.GOV.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (1)      The following exhibits are filed with this report:

                  2.1      Agreement and Plan of Merger among Comstock
                           Resources, Inc., Comstock Holdings, Inc., Comstock
                           Acquisition Inc. and DevX Energy, Inc., dated as of
                           November 12, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DEVX ENERGY, INC.



Date:   November 14, 2001                By:       /s/ William W. Lesikar
                                                  ------------------------------
                                         Name:    William W. Lesikar
                                         Title:   Senior Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX



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

EXHIBIT
NUMBER       DESCRIPTION
------       -----------
2.1          Agreement and Plan of Merger among Comstock Resources, Inc.,
             Comstock Holdings, Inc., Comstock Acquisition Inc. and DevX Energy,
             Inc., dated as of November 12, 2001.